Investor Presentation November 2012 Exhibit 99.3

Forward-Looking Statements
This presentation and statements made by representatives of Matador Resources Company (“Matador” or the “Company”) during the course of this presentation include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. “Forward-looking statements” are statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact.  In this context, forward-looking statements often address expected future business and financial performance, and often contain words such as “could,” “believe,” “would,” “anticipate,” “intend,” “estimate,” “expect,” “may,” “should,”
“continue,” “plan,” “predict,” “potential,” “project” and similar expressions that are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Actual results and future events could differ materially from those anticipated in such statements. These forward-looking statements involve certain risks and uncertainties and ultimately may not prove to be accurate, including, but not limited to, the following risks related to our financial and operational performance: general economic conditions; Matador’s ability to execute its business plan, including the success of its drilling program; changes in oil, natural gas and natural gas liquids prices and the demand for oil, natural gas and natural gas liquids; our ability to replace reserves and efficiently develop our current reserves; our costs of operations, delays and other difficulties related to producing oil, natural gas and natural gas liquids; our ability to make acquisitions on economically acceptable terms; availability of sufficient capital to Matador to execute its business plan, including from our future cash flows, increases in our borrowing base, joint venture partners and otherwise; weather and environmental conditions; and other important factors which could cause actual results to differ materially from those anticipated or implied in the forward looking statements. For further discussions of risks and uncertainties, you should refer to Matador’s SEC filings, including the “Risk
Factors” section of Matador’s Annual Report on Form 10-K for the year ended December 31, 2011. Matador undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after the date of this presentation, except as required by law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation.  All forward-looking statements are qualified in their entirety by this cautionary statement.

Company Summary

Founded by Joe Foran in 1983
Foran Oil funded with $270,000 in contributed capital from 17 friends and family members
Foran Oil & Matador Petroleum
3
Matador History
Matador Resources Company
Founded by Joe Foran in 2003 with a proven management and technical team and board of directors
Grown through the drill bit, with focus on unconventional reservoir plays, initially in Haynesville
In 2008, sold Haynesville rights in approximately 9,000 net acres to Chesapeake for approximately
$180 million; retained 25% participation interest, carried working interest and overriding royalty interest
Relatively early in the play, redeployed capital into the Eagle Ford, acquiring over 30,000 net acres for approximately $100 million, most in 2010 and 2011
IPO in February 2012 (NYSE: MTDR) had net cash proceeds of approximately $136.6 million
Predecessor Entities
(1) Tom Brown purchased by Encana in 2004
Matador Today
Capital spending focused on developing Eagle Ford and transition to oil
Sold to Tom Brown, Inc.    in June 2003 for an enterprise value of $388 million in an all-cash transaction
(1)

Investment Highlights
Strong Growth Profile with Increasing Focus on Oil / Liquids
Oil production up almost five-fold in 2011 and projected to increase 8x to 9x in 2012
2012E capital expenditure program focused on oil and liquids exploration and development
High Quality Asset Base in Attractive Areas
Eagle Ford provides immediate oil-weighted value and upside
Expanding acreage position in Delaware Basin in West Texas
Other key assets provide long-term option value on natural gas, with Haynesville, Bossier and Cotton
Valley assets all essentially HBP
Significant Multi-year Drilling Inventory
Strong Financial Position and Prudent Risk Management
Proven Management, Technical Team and Active Board of Directors
Management averaging over 25 years of industry experience
Board with extensive industry experience and expertise as well as significant company ownership
Strong record of stewardship for over 28 years
Active Exploration Effort Using Science and Technology
Ongoing pipeline of new oil and natural gas opportunities, with strong emphasis on science and technology to create value

Daily Production
(1)
8,534 BOE/d
Oil Production (% total) 2,876 Bbl/d (34%)
Proved Reserves @ 9/30/12 20.9 Million BOE
% Proved Developed 61%
% Oil 40% (and growing)
2012E CapEx $313 million
% Eagle Ford 84%
% Oil and Liquids 94%
2012E Anticipated Drilling 29.5 net wells
Eagle Ford / Austin Chalk 27.6 net wells
Haynesville 1.5 net wells
Gross Acreage
(2)
157,500 acres
Net Acreage
(2)
94,006 acres
Matador Resources Snapshot
Average daily production for the nine months ended September 30, 2012
At September 30, 2012
(1)
(2)

Eagle Ford South Texas

Eagle Ford and Austin Chalk Overview
Acreage positioned in some of the
most active counties for Eagle Ford
and Austin Chalk (including
“Chalkleford”)
Two rigs running, primarily focused on
oil and liquids
2012E capital expenditure program
focused on oil and liquids exploration
and development
Anticipate oil production to constitute
approx. 35-40% of total production
volume and oil revenues to constitute
approx. 75-80% of total oil and natural
gas revenues in 2012
Drilling locations are based on 120
acre spacing
Currently testing 80-acre spacing on
one Eagle Ford property and plan
additional tests on other properties
before end of 2012
Proved Reserves @ 9/30/12 11.1 Million BOE
% Proved Developed 46%
% Oil / Liquids 75%
Daily Oil Production
(1)
3,448 BOE/d
Gross Acres
(2)
47,956 acres
Net Acres
(2)
29,872 acres
Eagle Ford
(2),(3)
29,872 acres
Austin Chalk
(2),(3)
17,191 acres
2012E Anticipated Drilling 27.6 net wells
2012E CapEx Budget $268.5 million
Average daily oil production for the nine months ended September 30, 2012
At September 30, 2012
Some of the same leases cover the net acres shown for Eagle Ford and Austin Chalk. Therefore,  the sum for both formations is not equal to the total net acreage
(1)
(2)
(3)

Leverage to Eagle Ford (Net Eagle Ford Acres / EV)
(Net Acres / $mm)

Leading Eagle Ford Exposure
Matador offers significant leverage
and focus to the Eagle Ford
Approximately 90% of Eagle Ford
acreage is in the prospective oil
and liquids window
All 2012E Eagle Ford drilling
focused in the prospective oil and
liquids window
84% of 2012 estimated CapEx
allocated to Eagle Ford
One rig running in the eastern and
one in the western portions of the
Eagle Ford play
Eagle Ford acreage well-
positioned throughout the play
2012E Capex
(1)
% Eagle Ford
53.4
51.8
38.6
35.5
35.3
28.9
25.5
23.9
23.1
23.0
16.1
9.1
4.6
4.0
4.0
SFY
MTDR
FST
NFX
GDP
SM
CRZO
PVA
CHK
ROSE
MHR
PXD
APA
PXP
APC
64%
84%
45%
30%
57%
63%
36%
7%
40%
93%
92%
N/A
N/A
N/A
N/A
Note:  Reflects companies with greater than 50 Bcfe of proved reserves. Data sourced from public filings; stock price data as of November 7, 2012 close
(1)  Per operational guidance

Highlights

Eagle Ford Properties are in Good Neighborhoods
MTDR acreage in counties with
robust transaction activity
– “good neighborhoods”
Transaction values ranging
from $10,000 to $30,000 per
acre
Our Eagle Ford position has
grown to approximately 30,000
net acres
Acreage in both the eastern
and western areas of the play
Approximately 90% of acreage
in prospective oil and liquids
windows
Acreage offers potential for
Austin Chalk, Buda, Pearsall
and other formations
Good reputation with land and mineral owners
Note:  All Matador acreage at September 30, 2012 and all other acreage based on public information

San Antonio
Uvalde
Medina
Zavala Frio
Dimmit La Salle
Webb
Bexar
Atascosa
McMullen
Live Oak
Bee
Goliad
Dewitt
Gonzales
Wilson
COMBO LIQUIDS /
GAS FAIRWAY
DRY GAS FAIRWAY
OIL FAIRWAY
Eagle Ford and Austin Chalk Properties
GLASSCOCK (WINN) RANCH
8,891 gross / 8,891 net acres
EAGLE FORD WEST
14,242 gross / 11,409 net acres
EAGLE FORD EAST
7,567 gross / 6,170 net acres
EOG OPERATED, MTDR WI ~21%
17,256 gross / 3,402 net acres
Note:  All acreage at September 30, 2012
EAGLE FORD ACREAGE TOTALS
47,956 gross / 29,872 net acres
Karnes
Glasscock
Ranch
Shelton
Newman
ZLS
Martin Ranch
Northcut
Affleck
Troutt
Sutton
MRC/EOG
Pawelek
Danysh
Sickenius
Lyssy
Repka
RCT Wilson
Love
Cowey
Keseling
Finney
Lewton
Hennig
Nickel
Ranch
Matador Resources Acreage

Eagle Ford 24-Hour Stabilized Rates

Well Name County Completion Date Perforated Length
(1)
Frac Stages Oil IP
(2)(3)
Gas IP
(2)(3)
Oil Equiv IP
(4)
Choke Pressure
Total  (ft.) (Bbl/day) (Mcf/day) (BOE/day) (inch) (psi)
2011 Wells
JCM Jr. Minerals 1H La Salle 11/10/2010 3,774 15 164 3,648 772 15/64 3,365
Martin Ranch A 1H La Salle 1/20/2011 4,201 17 1,129 2,821 1,599 34/64 1,550
Affleck 1H Dimmit 2/22/2011 4,711 16 456 5,247 1,331 36/64 1,435
Frances Lewton 1H DeWitt 11/16/2011 5,041 17 1,021 2,574 1,450 13/64 5,000
Martin Ranch A 2H La Salle 11/19/2011 6,772 22 1,318 1,845 1,626 26/64 1,800
Martin Ranch A 3H La Salle 11/26/2011 4,476 15 802 510 887 26/64 1,510
Martin Ranch A 5H La Salle 12/17/2011 4,518 15 893 545 984 26/64 1,250
2012 Wells
Martin Ranch A 8H La Salle 1/28/2012 6,092 21 1,089 831 1,228 26/64 1,750
Martin Ranch A 6H La Salle 2/8/2012 6,509 22 689 1,714 975 26/64 1,650
Martin Ranch A 7H La Salle 2/12/2012 4,902 17 609 481 689 26/64 1,040
Martin Ranch B 4H La Salle 2/18/2012 3,551 13 595 968 756 26/64 1,320
Matador Sickenius Orca 1H Karnes 3/16/2012 5,712 19 785 540 875 26/64 820
Northcut A 1H La Salle 3/23/2012 4,446 15 583 592 682 26/64 1,000
Matador Danysh Orca 1H Karnes 4/1/2012 4,962 17 1,012 1,126 1,200 26/64 1,175
Northcut A 2H La Salle 5/1/2012 4,503 15 758 761 885 24/64 950
Matador Pawelek Orca 1H Karnes 6/5/2012 6,103 20 670 739 793 16/64 2,510
Matador Pawelek Orca 2H Karnes 6/7/2012 6,202 28 861 755 987 16/64 2,460
Matador Danysh Orca 2H Karnes 6/10/2012 5,115 17 750 746 874 16/64 2,675
Glasscock Ranch 1H Zavala 6/27/2012 5,352 18 307 0 307 pump 140
Matador K. Love Orca 1H DeWitt 8/10/2012 5,077 17 1,793 2,171 2,155 16/64 5,280
Matador K. Love Orca 2H DeWitt 8/11/2012 4,871 17 1,757 2,126 2,111 16/64 5,900
Average 5,090 18 859  Bbl/day 1,464  Mcf/day 1,103 BOE/day
(1)  Total length of perforated lateral from the first perforation to the last perforation
(2)  Rates as reported to the Texas Railroad Commission via W-2 or G-1 form
(3)  Rates are based on actual, stabilized, 24-hour production on a constant choke size
(4)  Oil equivalent rates are based on a 6:1 ratio of six Mcf gas per one Bbl oil

0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16
Budgeted Cost
Actual Cost
Eagle Ford Well Costs Averaging 15% Less than 2012 Budget Estimates

Western Acreage Eastern Acreage
Note: 2012 Eagle Ford well drilling and completions costs only compared to budget estimates; costs do not include pipelines and lease facilities

Average Frac Stage Cost per Well

Note: Wells are displayed in chronological order
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Bauxite
White Sand Resin Coated Sand

Eagle Ford Well Estimated ROR as a Function of EUR and Well Cost

Note: Individual well economics only.  NGL price differential +$2.50/Mcf.  Oil price differential +$4.30/Bbl.
$90.00/Bbl NYMEX oil;
$3.00/Mcf NYMEX natural gas

Technical Advancements in the Eagle Ford
Rotary Steerable Tools
Drilling time in curve and lateral reduced by 2 days
Measurement While Drilling (MWD) telemetry closer to drill bit
Improves ability to stay in “sweet-spot”
Removes sumps and high-angle curves
Improved frac design
Increases Stimulated Rock Volume (SRV)
Tighter fracture spacing (25% more created fractures than previous design)
35 Bbl/ft. frac fluid (75% increase from previous design)
Zipper Fracs (simultaneous frac operations)
Daily fixed cost reduced by 20%
Increases drainage efficiency
Choke size reduction
Delays effects of pressure-dependent formation permeability
Increases Estimated Ultimate Recovery (EUR)
Delays installation of artificial lift
Lowers bottom-hole pressure differential
Mitigates damage to proppant pack
Artificial lift
Pumping Units with pump-off controllers on low-gas/oil ratio (GOR) wells
Gas-lift valves on high-gas/oil ratio (GOR) wells
Electric Submersible Pumps (ESP) to accelerate unloading frac fluids

Zavala Eagle Ford & Pearsall Trend

South Texas Multi-Pay Petroleum Systems: Upside Potential in Zavala County
Note:  Information for Pearsall Oil Field sourced from public information
Note:  All acreage at September 30, 2012 Olmos/Navarro Austin Chalk
Oil and Gas Fields:
Buda
Wilcox
8,891 gross / 8,891 net acres
100% Held By Production
(HBP)
All Rights, All Depths
Matador Resources Acreage
Edwards

Multi-Pay Fairway: Productive and Prospective Pay Zones
Austin Chalk
Eagle Ford
Buda
Georgetown
Del Rio
Edwards
Glen Rose
Rodessa
Pearsall
Olmos
Navarro
ANCC
Sligo
Historic Conventional Zones
Olmos-Navarro
Gas and oil fields in shallow section
Austin Chalk
Upper Austin horizontal drilling
Fractured reservoir
Buda
Primarily productive on structure
Fractured reservoir
Edwards
Productive on structure
“New” Unconventional Zones
“Chalkleford”
(Eagle Ford / Austin Chalk transition zone)
Recent results in Pearsall Field from other operators are positive
Eagle Ford
Lower costs combined with better completion techniques have improved initial results in northern oil window
Horizontal Buda Drilling
Exploratory play developing to exploit fracturing within the Buda both on and off structure
Pearsall Shale
Exploratory play, initial test wells now being drilled

San Antonio
Emerging Multi-Pay Area in Eagle Ford Oil Fairway and MTDR
Acreage
OIL FAIRWAY OIL FAIRWAY
DRY GAS FAIRWAY DRY GAS FAIRWAY
Note:  All acreage at September 30, 2012
Multi-Pay Fairway
with Pearsall, Austin Chalk and Buda potential
Matador Resources Acreage

South Texas Pearsall Play: Activity & Liquids to Dry Gas Distribution Model
EOG Tests
Condensate belt
500 – 2000 BC/mo.
Top Pearsall Depth Map
CI = 500’
Cheyenne
Indio Tanks Horiz. program
4 horizs w/ 700 to 450 BCPD
plus 4-6 MMCFGPD
Chesapeake
Wilson C#1HP
IP 250 BCPD/ 3 MMCFPD
Chesapeake
Brownlow #3H
Abandoned Test
Chesapeake
Avant D#1HP
300 BC/mo.
Cheyenne
Cabot
Drilling first Horiz’s
after pilot program
Showed Encouraging
Cond yield (30% stream)
PXP
Note:  Well data available through public sources and interpretation by Matador Resources
Anadarko
Newfield
Chesapeake
Shell
Gas Activity

Zavala, Frio, La Salle and Dimmit Counties: Important Matador and
Competitor Eagle Ford Wells Since 2011

Note:  Well data available through public sources and interpretation by Matador Resources
(ZaZa) Cenizo Ranch B 3H
OIL IP: 208;  GAS IP: 260
17/64” choke
Best 3 Oil - 8,460
(CHK) Rogers B 2H
OIL IP: 560;  GAS IP: 175
12/64” choke
Best 3 Oil – 31,184
(MTDR) GR 1H
6,125’ Lateral
On pump @ 60 BOPD
Best 3 Oil – 9,827
Est. EUR = 100,000 BOE
(Buffco) Howett 1H
OIL IP: 243;  GAS IP: 152
22/64” choke
Best 3 Oil – 13,991
(Crimson) K M Ranch 2H
OIL IP: 457;  GAS IP: 326
Last Act. Date – 09/2012
(CHK) Traylor North 2H
OIL IP: 405;  GAS IP: 78
14/64” choke
Best 3 Oil - 19,476
(CHK) Winterbotham A 4H
OIL IP: 909
13/64” choke
Best 3 Oil – 25,344
(CHK) Winterbotham A 1H
OIL IP: 1,448
13/64” choke
Best 3 Oil – 37,870
(US Enercorp) Rally Eagle 1H
OIL IP: 756 ; GAS IP: 943
48/64” choke
Best 3 Oil - 25,138
(Goodrich) Burns A 35H
OIL IP: 736;  GAS IP: 589
49/64” choke
Best 3 Oil – 16,766
(CHK) Brownlow 1H
OIL IP: 764;  GAS IP: 437
30/64” choke
Best 3 Oil – 21,853
(Crimson) K M Ranch 1H
Plug back 3076’ Lateral
OIL IP: 200;  GAS IP: 275
20/64” choke
Best 3 Oil – 8,038
(Hughes) LANG 1H
OIL IP: 165;  GAS IP: 200
18/64” choke
Last Act. Date – 09/2012
(Hughes) Heitz 1H
OIL IP: 200;  GAS IP: 150
26/64” choke
(CHK) Bohannam Dim C 1H
OIL IP: 466;  GAS IP: 174
10/64” choke
Best 3 Oil – 18,031
(CHK) Yarbrough B 2H
OIL IP: 776;  GAS IP: 81
14/64” choke
Marketing Issues
(BBOG)  Coppadge 1H
OIL IP: 19; GAS IP: 271
19/64” choke
Best 3 Oil - 655
(BBOG)  Nickolson 1H
OIL IP: 218; GAS IP: 2167
19/64” choke
Best 3 Oil - 6,927
(BBOG) Oppenheimer A1
OIL IP: 273; GAS IP: 1400
38/64” choke
Best 3 Oil – 9,725
(BBOG) Calvert 1H
OIL IP: 170; GAS IP: 1812
28/64” choke
Best 3 Oil – 14,292
LEGEND
AUSTIN CHALK
BUDA/DEL RIO
Matador Acreage
Buda Wells
Wells Spudded Since 1/2011

Haynesville & Cotton Valley Northwest Louisiana and East Texas

Highlights

Haynesville Positioning
Approximately 12,500 gross
and 5,800 net acres in
Haynesville Tier 1 core area
Almost all prospective
Haynesville acreage is HBP –
provides “natural gas bank”
for future development
MTDR active as both operator
and non-operator in
Haynesville play
Approximately 1,700 net
acres with Bossier potential
Haynesville acreage also
prospective for shallower
targets – Cotton Valley,
Hosston – in many areas
Approximately 10,000 net
HBP acres prospective for
Cotton Valley Horizontal play
at Elm Grove / Caspiana
Note:  Matador operates two sections, including the LA Wildlife and the BLM sections, in Tier 1; all other acreage in Tier 1 is non-operated.
Note:  All acreage at September 30, 2012; HBP = Held by production
TIER 3
TIER 2
TIER 1
Bossier
Caddo
Webster
De Soto
Red River
Bienville
Southwest
Pine Island
Central
Pine Island
Fee Minerals
Rudd #1H
Samson
Petrohawk
Shell
Encana
Petrohawk
Petrohawk
Shell
Encana
Questar
Petrohawk
Petrohawk
-W
Tigner Walker H#1 Alt (CV)
LA Wildlife H#1 Alt. (HV)
Williams 17 H#1 (HV)
LA Wildlife (MPC)
BLM (MPC)
J

Haynesville Well Economics – Tier 1 Area
Natural Gas Price, $/Mcf
Note: Individual well economics only.  D&C cost = drilling and completion cost.  Natural gas price differential = $(0.85)/Mcf.
0
25
50
75
100
125
150
175
200
225
250
3 3.5 4 4.5 5 5.5 6
8 Bcf - $8.5 MM D&C Cost
9 Bcf - $8.5 MM D&C Cost
10 Bcf - $8.5 MM D&C Cost
8 Bcf - $9.5 MM D&C Cost
9 Bcf - $9.5 MM D&C Cost
10 Bcf - $9.5 MM D&C Cost

Cotton Valley Horizontal Well Economics
Note: Individual well economics only.  D&C cost = drilling and completion cost.  Natural gas price differential = -6%
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
90.0
100.0
$3.50 $4.00 $4.50 $5.00 $5.50 $6.00
Natural Gas Price, $/Mcf
4.0 Bcf - $6 MM D&C Cost
5.0 Bcf - $6 MM D&C Cost
6.0 Bcf - $6 MM D&C Cost
4.0 Bcf - $7 MM D&C Cost
5.0 Bcf - $7 MM D&C Cost
6.0 Bcf - $7 MM D&C Cost

Delaware Basin Southeast New Mexico and West Texas

Matador Today
Gross Acres
(1)
15,528 acres
Net Acres
(1)
7,534 acres
Southeast New Mexico / West Texas
Foothold of existing production and
reserves
On August 10, 2012, acquired approx.
4,900 gross and 2,900 net acres
prospective for the Wolfbone play in the
Delaware Basin in Loving County, Texas.
(1) At September 30, 2012
RANGER-
QUERECHO
WOLF
INDIAN DRAW

Wolfbone Play in the Delaware Basin (West Texas) Stratigraphic Column
Note:  Information from public sources
Avalon Shale
Depth: 7,900’ – 8,300’ (Oil Window)
Density Porosity: 12-14%
Thickness: 300-500 ft.
Normal Pressure (0.45 psi/ft.)
Total Organic Carbon (TOC) 5-8%
XRD: 15-20% clay and 40-60% silica
IP: 100-270 Bbl/d   200-1,200 Mcf/d
Middle Wolfcamp
Depth: 11,500’ – 12,000’
Thickness: 200-300 ft.
Total Organic Carbon (TOC) 2-4%
Density Porosity: 12-15%
Geopressure (0.7psi/ft.)
Upper Wolfcamp
Depth: 10,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Gross Thickness: 280-350 ft.
IP: 121-900 Bbl/d   250-3,300 Mcf/d
Geopressure (0.7psi/ft.)
Horizontal Targets
1
st
2
nd
3
rd
Bone Spring
Depth: 8,500’ – 10,600’ (Oil Window)
Density Porosity: >10%
Thickness: 10-100 ft.
Normal Pressure (0.45 psi/ft.)
IP: 10-600 Bbl/d   500-2,500 Mcf/d

Wolfbone Play in the Delaware Basin (West Texas)
Major Operator Index
Matador Resources
Anadarko Petroleum Corp.
SWEPI LP
Cimarex Energy
Clayton Williams Energy
Devon Energy Production
Energen Resources Corp.
Oxy USA Inc.
Matador Resources
~4,900 gross / ~2,900 net acres
Wolfcamp
17 mo.cum:
122 MBO, 344 MMcf
Wolfcamp
22 mo.cum:
140 MBO, 475 MMcf
Wolfcamp
4 mo.cum:
27 MBO, 100 MMcf
OXY – Currently drilling.
3  Bonespring
12 mo.cum:
12 MBO, 20 MMcf
Wolfcamp
cum:
23 MBO, 80 MMcf
Wolfcamp
6 mo.cum:
51 MBO, 120 MMcf
Wolfcamp
8 mo.cum:
38 MBO, 85 MMcf
Dorothy White #1
3
rd
BS / Upr Wolfcamp Cum
25 MBO, 93 MMcf
Wolf #1
3
rd
BS / Upr Wolfcamp Cum
58 MBO, 620 MMcf
Wolfcamp
8 mo.cum:
14 MBO, 150 MMcf
Wolfcamp
5 mo.cum:
40 MBO, 120 MMcf
Wolfcamp
10 mo.cum:
72 MBO, 295 MMcf
Note:  As of November 5, 2012 and only wells with total depths greater than 7,000’ posted.  Third-party information from public sources.
rd

Ranger-Querecho Prospect Area, Lea County, New Mexico: ~1,700 acres
Queen Producer
San Andres Producer
Delaware Producer
Bone Spring Producer
Wolfcamp Producer
Producing Zone Legend
Penn Producer
Strawn Producer
Atoka Producer
Morrow Producer
BS Cum 238,827 Bo, 479,129 Mcf
BS Cum 48,400 Bo, 126,233 Mcf
BS Cum 580,897 Bo, 454,415 Mcf
BS Cum 254,689 Bo, 342,676 Mcf
BS Cum 624,841 Bo,
539,756 Mcf
IP: 68 Bopd  84 Mcfd
5 Month Cum: 34,045 Bo
16,313 Mcf
IP: 230 Bopd 349 Mcfd
18 Month Cum: 79,989 Bo
101,356 Mcf
IP: 850 Bopd 1,839 Mcfd
5 Month Cum: 105,141 Bo
72,414 Mcf
IP: 318 Bopd 288 Mcfd
8 Month Cum: 101,111 Bo
139,692 Mcf
IP: 1,470 Bopd 750 Mcfd
Cum: not Rept.
IP: 342 Bopd 500 Mcfd
Cum: not Rept.
IP: 511 Bopd
293 Mcfd
IP: 480 Bopd 617 Mcfd
9 Month Cum: 158,754 Bo
106,038 Mcf
IP: 148 Bopd  270 Mcfd
7 Month Cum: 28,550 Bo
23,026 Mcf
IP: 107 Bopd  295 Mcfd
10 Month Cum: 41,946 Bo
56,912 Mcf
IP: 107 Bopd  23 Mcfd
13 Month Cum: 23,147 Bo 14,541 Mcf
BS Cum 296 Bo,
5,145 Mcf
WC Cum: 27,817 Bo,
156,298 Mcf
WC Cum: 385,560 Bo, 5,001,073 Mcf
BS Cum 305,626 Bo 206,352 Mcf
WC Cum: 155,751 Bo, 2,009,587 Mcf
BS Cum 95,399 Bo, 174,936 Mcf
BS Cum 77,261 Bo, 149,591 Mcf
BS Cum 16,918 Bo, 28,097 Mcf
BS Cum 141 Bo, 67 Mcf
IP: 1,392 Bopd 1,130 Mcfd
8 Month Cum: 197,651 Bo
209,755 Mcf
IP: 195 Bopd 236 Mcfd
12 Month Cum: 25,051 Bo  52,889 Mcf
Note:  Only wells with TDs greater than 7,000’ posted; Well data available through public sources and interpretation by Matador Resources

Gracie Wyoming, Utah and Idaho

Bear Lake
Rich
Lincoln
Uinta
Sweetwater
Cache
Franklin
Caribou
Sublette
Fremont
Daggett
Summit
Morgan
Weber
Davis
Box Elder
Salt Lake
Bannock
WYOMING
IDAHO
UTAH
32
Matador Today
Gross Acres
(1)
65,712 acres
Net Acres
(1)
31,621 acres
2012E CapEx Budget $2.5 million
Wyoming, Utah and Idaho (Meade Peak Shale)
Initial test well drilled and cored through the
Meade Peak shale
Detailed petrophysical and rock property testing
concluded
Carried participation interest provided by industry
partner
(1) At September 30, 2012
Matador Resources Joint
Venture Area of Interest
Crawford Federal  #1H

Financials

Continued Growth

Note: YTD 2012 is through September 30, 2012
(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income andnet cash provided by operating activities, see Appendix
Year Ended December 31, Year Ended December 31, Year Ended December 31,
(INCLUDING REALIZED GAIN ON DERIVATIVES)
$8.1
$18.4
$15.2
$23.6
$49.9
$77.9
2007 2008 2009 2010 2011 YTD
2012
$14.2
$29.3
$26.7
$39.3
$74.1
$114.4
2007 2008 2009 2010 2011 YTD
2012
911
1,506
2,285
3,926
7,048
8,023
8,738
8,838
2007 2008 2009 2010 2011 2012
1Q
2012
2Q
2012
3Q
AVERAGE DAILY OIL TOTAL REALIZED
EQUIVALENT PRODUCTION REVENUES
ADJUSTED EBITDA
(1)

Transition to Oil

Year Ended December 31, Year Ended December 31, Year Ended December 31,
TOTAL OIL PRODUCTION OIL BY VOLUME OIL BY REVENUE
12% 12%
9%
7%
22%
79%
2007 2008 2009 2010 2011 YTD
2012
7%
7%
4%
2%
6%
34%
2007 2008 2009 2010 2011 YTD
2012
22
37
30
33
154
788
2007 2008 2009 2010 2011 YTD
2012
Note: YTD 2012 is through September 30, 2012

Recent Production and Financial Highlights

Record results in Q3 2012
Oil production of 303,000 Bbl, a sequential quarterly increase of 6% from 285,000 Bbl produced in
Q2 2012 and a year-over-year increase of 7-fold
Average daily oil equivalent production of 8,838 BOE per day, including 3,291 Bbl of oil per day and
33.3 MMcf of natural gas per day
Oil production of 3,291 Bbl per day, up 7-fold from 465 Bbl per day in Q3 2011; gas production of
33.3 MMcf per day down about 14% from Q3 2011 and flat to Q2 2012
Total realized revenues, including hedging, of $41.4 million, a year-over-year increase of 119%; oil and natural gas revenues of $38.0 million, a year-over-year increase of 118%
Adjusted EBITDA of $28.6 million, a year-over-year increase of 137%
Nine months ended September 30, 2012
Adjusted EBITDA of $77.9 million, a year-over-year increase of 107%
(1)  PV-10 is a non-GAAP financial measure. For a reconciliation of PV-10, see Appendix
Total realized revenues, including hedging, of $114.4 million, a year-over-year increase of 103%; oil and natural gas revenues of $103.3 million, a year-over-year increase of 99%
25% sequential increase in oil reserves to 8.4 million Bbl and 20% sequential increase in PV-10
(1)
of
proved reserves to $363.6 million (Standardized Measure of $333.9 million)

Financial Flexibility
Funding 2012 capital budget with a portion of IPO net proceeds, cash flows from operations and available borrowings under credit facility
Closed an amended and restated credit facility to increase the Company’s borrowing capacity to $200 million primarily as a result of increased oil reserves at June 30, 2012
– Expanded bank group to 5 banks
– Total facility size increased from $400 million to $500 million
Borrowing base of $200 million, increased from $125 million
– 40% of current market capitalization
(1)
$135 million in debt outstanding as of November 9, 2012
(1)  As of November 5, 2012 close

Hedging Profile
Oil Hedges (Costless Collars)
4Q 2012 FY 2013
Total Volume Hedged by Ceiling (Bbl) 360,000 1,260,000
Weighted Average Price ($ / Bbl) $110.31 $110.26
Total Volume Hedged by Floor (Bbl) 360,000 1,260,000
Weighted Average Price ($ / Bbl) $90.83 $87.14
Natural Gas Hedges (Costless Collars)
4Q 2012 FY 2013
Total Volume Hedged by Ceiling (Bcf) 2.31 4.65
Weighted Average Price ($ / MMBtu) $5.30 $4.84
Total Volume Hedged by Floor (Bcf) 2.31 4.65
Weighted Average Price ($ / MMBtu) $4.07 $3.34
Natural Gas Liquids (NGLs) Hedges (Swaps)
4Q 2012 FY 2013
Total Volume Hedged (gal) 625,200 4,864,800
Weighted Average Price ($ / gal) $0.81 $0.79

Reserves Summary – September 30, 2012

Total proved reserves: 20.9 million BOE (125.4 Bcfe) at September 30, 2012, including 8.4 million Bbl of oil and 74.9 Bcf of natural gas
Oil reserves grew 25% to 8.4 million Bbl from 6.7 million Bbl at June 30, 2012
Oil reserves grew 122% from December 31, 2011
PV-10
(1)
increased 20% to $363.6 million (Standardized Measure of $333.9 million) from $303.4 million
(Standardized Measure of $281.5 million) at June 30, 2012
PV-10
(1)
increased 46% from $248.7 million (Standardized Measure of $215.5 million) at December
31, 2011, despite removal of close to 100 Bcf of proved undeveloped Haynesville shale gas reserves at June 30, 2012
(1)  PV-10 is a non-GAAP financial measure. For a reconciliation of PV-10, see Appendix
Oil reserves comprised 40% (1 Bbl = 6 Mcf basis) of total proved reserves at September 30, 2012, up from 12% at December 31, 2011 and 4% at September 30, 2011
Eagle Ford reserves comprised 90% of total PV-10
(1)
at September 30, 2012 as compared to 24% at
September 30, 2011

Proved Reserves Value Up Sharply and Shifting to Oil Over Past Year
Eagle Ford
$328.2 million, 90%
Haynesville
$23.8 million, 7%
Cotton Valley
$9.4 million, 3%
SE New Mexico
$2.2 million, 1%
September 30, 2012
PV-10
(1)
: $363.6 million
(Standardized Measure = $333.9 million)
Haynesville
$92.6 million, 60%
Cotton Valley
$23.2 million, 15%
Eagle Ford
$37.2 million, 24%
SE New Mexico
$2.2 million, 1%
September 30,  2011
PV-10
(1)
: $155.2 million
(Standardized Measure = $143.4 million)
(1)  PV-10 is a non-GAAP financial measure. For a reconciliation of PV-10, see Appendix

September 30, December 31,
2012 2011
ASSETS
Current assets
   Cash and cash equivalents 4,178 $               10,284 $
   Certificates of deposit 266                      1,335
   Accounts receivable
      Oil and natural gas revenues 17,046                9,237
      Joint interest billings 4,252                  2,488
      Other 591                      1,447
   Derivative instruments 6,395                  8,989
   Lease and well equipment inventory 1,478                  1,343
   Prepaid expenses 974                      1,153
               Total current assets 35,180                36,276
Property and equipment, at cost
   Oil and natural gas properties, full-cost method
      Evaluated 654,292              423,945
      Unproved and unevaluated 164,514              162,598
   Other property and equipment 24,597                18,764
   Less accumulated depletion, depreciation and amortization (295,042)             (205,442)
               Net property and equipment 548,361              399,865
Other assets
   Derivative instruments 1,880                  847
   Deferred income taxes 1,878                  1,594
   Other assets 1,537                  887
               Total other assets 5,295                  3,328
               Total assets 588,836 $           439,469 $
Matador Resources Company and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(In thousands, except par value and share data)

Financial Statements – Quarterly Period Ended September 30, 2012
$4.4 million cash

September 30, December 31,
2012 2011
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
   Accounts payable 17,364 $             18,841 $
   Accrued liabilities 50,262                25,439
   Royalties payable 5,920                  1,855
   Borrowings under Credit Agreement -                           25,000
   Derivative instruments -                           171
   Advances from joint interest owners 1,782                  -
   Income taxes payable 188                      -
   Deferred income taxes 1,878                  3,024
   Dividends payable - Class B -                           69
   Other current liabilities 56                        177
               Total current liabilities 77,450                74,576
Long-term liabilities
   Borrowings under Credit Agreement 106,000              88,000
   Asset retirement obligations 4,551                  3,935
   Derivative instruments 142                      383
   Other long-term liabilities 1,465                  1,060
               Total long-term liabilities 112,158              93,378
Shareholders' equity
   Common stock - Class A, $0.01 par value, 80,000,000 shares 567                      429
      authorized; 56,697,718 and 42,916,668 shares issued;
      55,502,209 and 41,737,493 shares outstanding, respectively
   Common stock - Class B, $0.01 par value, zero and 2,000,000 shares -                           10
      authorized; zero and 1,030,700 shares issued and outstanding, respectively
   Additional paid-in capital 403,248              263,562
   Retained earnings 6,178                  18,279
      Treasury stock, at cost, 1,192,509 and 1,179,175, respectively (10,765)               (10,765)
               Total shareholders' equity 399,228              271,515
               Total liabilities and shareholders' equity 588,836 $           439,469 $
Matador Resources Company and Subsidiaries
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(In thousands, except par value and share data)
42
Financial Statements – Quarterly Period Ended September 30, 2012
9/30/2012 borrowings
at $106 million;
11/9/12 borrowings
at $135 million

2012 2011 2012 2011
Revenues
   Oil and natural gas revenues 38,008 $             17,447 $             103,250 $            52,009 $
   Realized gain on derivatives 3,371                  1,435                  11,147                4,237
   Unrealized (loss) gain on derivatives (12,993)               2,870                  (1,149)                 1,534
            Total revenues 28,386                21,752                113,248              57,780
Expenses
   Production taxes and marketing 2,822                  1,848                  7,605                  4,801
   Lease operating 6,491                  2,065                  17,511                5,639
   Depletion, depreciation and amortization 21,680                7,288                  52,799                22,578
   Accretion of asset retirement obligations 59                       61                       170                      158
   Full-cost ceiling impairment 3,596                  -                          36,801                35,673
   General and administrative 3,439                  4,207                  11,321                9,919
            Total expenses 38,087                15,469                126,207              78,768
Operating (loss) income (9,701)                 6,283                  (12,959)               (20,988)
Other income (expense)
   Net loss on asset sales and inventory impairment
-                          -                          (60)                      -
   Interest expense (144)                     (171)                     (453)                     (461)
   Interest and other income 55                       82                       157                      248
            Total other expense (89)                      (89)                      (356)                     (213)
                (Loss) income before income taxes
(9,790)                 6,194                  (13,315)               (21,201)
Income tax provision (benefit)
   Current 188                      -                          188                      (46)
   Deferred (781)                     -                          (1,430)                 (6,906)
            Total income tax benefit (593)                     -                          (1,242)                 (6,952)
               Net (loss) income (9,197) $              6,194 $               (12,073) $            (14,249) $
Earnings (loss) per common share
   Basic
      Class A (0.17) $                0.14 $                 (0.23) $                (0.34) $
      Class B - $                    0.21 $                 (0.03) $                (0.14) $
   Diluted
      Class A (0.17) $                0.14 $                 (0.23) $                (0.34) $
      Class B - $                    0.21 $                 (0.03) $                (0.14) $
Weighted average common shares outstanding
   Basic
     Class A 55,271                41,720                53,379                41,671
     Class B -                          1,031                  140                      1,031
            Total 55,271                42,751                53,519                42,702
   Diluted
      Class A 55,271                41,848                53,379                41,671
      Class B -                          1,031                  140                      1,031
            Total 55,271                42,879                53,519                42,702
Three Months Ended September 30, Nine Months Ended September 30,
43
Financial Statements – Quarterly Period Ended September 30, 2012
Production
Up 28% Q3/Q3; up 21% YTD/YTD
Oil up 7x Q3/Q3; up 7x YTD/YTD
Gas down 14% Q3/Q3; down 15% YTD/YTD
O&G Revenues
Up 118% Q3/Q3
Oil revenue = $30.1 million
2012 YTD Unit Costs
PTM = $3.25/BOE
LOE = $7.49/BOE
G&A = $4.84/BOE
DD&A = $22.58/BOE
Operating costs* = $15.58/BOE
2011 YTD Unit Costs
PTM = $2.48/BOE
LOE = $2.92/BOE
G&A = $5.13/BOE
DD&A = $11.68/BOE
Operating costs* = $10.53/BOE
Matador Resources Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(In thousands, except per share data)
* Operating costs defined as = PTM + LOE + G&A

2012 2011
Operating activities
   Net loss (12,073) $            (14,249) $
   Adjustments to reconcile net loss to net cash
      provided by operating activities
         Unrealized loss (gain) on derivatives 1,149                  (1,534)
         Depletion, depreciation and amortization 52,799                22,578
         Accretion of asset retirement obligations 170                      158
         Full-cost ceiling impairment 36,801                35,673
         Stock option and grant expense (585)                     1,379
         Restricted stock and restricted stock units expense 362                      36
         Deferred income tax benefit (1,430)                 (6,906)
         Loss on asset sales and inventory impairment 60                        -
         Changes in operating assets and liabilities
            Accounts receivable (8,718)                 (2,411)
            Lease and well equipment inventory (285)                     (1)
            Prepaid expenses 179                      240
            Other assets (650)                     -
            Accounts payable, accrued liabilities and other liabilities 6,105                  (2,360)
            Income taxes payable 188                      -
            Royalties payable 4,065                  2,548
            Advances from joint interest owners 1,782                  (723)
            Other long-term liabilities 406                      15
               Net cash provided by operating activities 80,325                34,443
Investing activities
   Oil and natural gas properties capital expenditures (212,702)             (104,733)
   Expenditures for other property and equipment (5,297)                 (3,303)
   Purchases of certificates of deposit (416)                     (3,721)
   Maturities of certificates of deposit 1,485                  3,985
               Net cash used in investing activities (216,930)             (107,772)
Financing activities
   Repayments of borrowings under Credit Agreement (123,000)             -
   Borrowings under Credit Agreement 116,000              60,000
   Proceeds from issuance of common stock 146,510              592
   Swing sale profit contribution 24                        -
   Cost to issue equity (11,599)               (1,185)
   Proceeds from stock options exercised 2,660                  837
   Payment of dividents - Class B (96)                       (206)
               Net cash provided by financing activities 130,499              60,038
Decrease in cash and cash equivalents (6,106)                 (13,291)
Cash and cash equivalents at beginning of period
10,284                21,059
Cash and cash equivalents at end of period
4,178 $               7,768 $
Nine Months Ended September 30,
Matador Resources Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(In thousands, except par value and share data)
44
Financial Statements – Quarterly Period Ended September 30, 2012
Total CAPEX incurred at 9/30/12
$237.6 million
76% of 2012 budget
Includes $21.2 million acreage
            EBITDA
Q3 2012 = $28.6 million
Q3 2011 = $12.1 million
EBITDA up 137% Q3/Q3
YTD 2012 = $77.9 million
YTD 2011 = $37.6 million
  EBITDA up 107% Y/Y

Statements of Operations - Selected Quarterly Periods in 2012 and 2011
Matador Resources Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(In thousands, except per share data)
2012 2011 2012 2011 2012 2011
Revenues
   Oil and natural gas revenues 38,008 $             17,447 $             36,078 $             20,864 $             29,164 $             13,698 $
   Realized gain on derivatives 3,371                  1,435                  4,713                  952                      3,063                  1,850
   Unrealized (loss) gain on derivatives (12,993)               2,870                  15,114                332                      (3,270)                 (1,668)
            Total revenues 28,386                21,752                55,905                22,148                28,957                13,880
Expenses
   Production taxes and marketing 2,822                  1,848                  2,619                  1,654                  2,164                  1,300
   Lease operating 6,491                  2,065                  6,375                  1,969                  4,645                  1,605
   Depletion, depreciation and amortization 21,680                7,288                  19,913                8,179                  11,206                7,111
   Accretion of asset retirement obligations 59                       61                       58                       57                       53                       39
   Full-cost ceiling impairment 3,596                  -                          33,205                -                          -                          35,673
   General and administrative 3,439                  4,207                  4,093                  3,094                  3,789                  2,619
            Total expenses 38,087                15,469                66,263                14,953                21,857                48,347
Operating (loss) income (9,701)                 6,283                  (10,358)               7,195                  7,100                  (34,467)
Other income (expense)
   Net loss on asset sales and inventory impairment
-                          -                          (60)                      -                          -                          -
   Interest expense (144)                     (171)                     (1)                        (183)                     (308)                     (106)
   Interest and other income 55                       82                       30                       94                       73                       71
            Total other expense (89)                      (89)                      (31)                      (89)                      (235)                     (35)
                (Loss) income before income taxes
(9,790)                 6,194                  (10,389)               7,106                  6,865                  (34,502)
Income tax provision (benefit)
   Current 188                      -                          -                          (46)                      -                          -
   Deferred (781)                     -                          (3,713)                 -                          3,064                  (6,906)
            Total income tax benefit (provision) (593)                     -                          (3,713)                 (46)                      3,064                  (6,906)
               Net (loss) income (9,197) $              6,194 $               (6,676) $              7,152 $               3,801 $               (27,596) $
Earnings (loss) per common share
   Basic
      Class A (0.17) $                0.14 $                 (0.12) $                0.17 $                 0.08 $                 (0.65) $
      Class B - $                    0.21 $                 - $                    0.23 $                 0.15 $                 (0.58) $
   Diluted
      Class A (0.17) $                0.14 $                 (0.12) $                0.17 $                 0.08 $                 (0.65) $
      Class B - $                    0.21 $                 - $                    0.23 $                 0.15 $                 (0.58) $
Weighted average common shares outstanding
   Basic
     Class A 55,271                41,720                55,271                41,667                49,597                41,624
     Class B -                          1,031                  -                          1,031                  419                      1,031
            Total 55,271                42,751                55,271                42,698                50,016                42,655
   Diluted
      Class A 55,271                41,848                55,271                41,782                49,666                41,624
      Class B -                          1,031                  -                          1,031                  419                      1,031
            Total 55,271                42,879                55,271                42,813                50,085                42,655
Three Months Ended March 31, Three Months Ended September 30, Three Months Ended June 30,

Appendix

Board of Directors and Special Board Advisors – Expertise and Stewardship

Board Members
and Advisors
Professional Experience Business Expertise
Dr. Stephen A. Holditch
Director
- Professor and Former Head of Dept. of Petroleum Engineering, Texas A&M University
- Founder / President S.A. Holditch & Associates
- Past President of Society of Petroleum Engineers
Oil & Gas Operations
David M. Laney
Director
- Past Chairman, Amtrak Board of Directors
- Former Partner, Jackson Walker LLP
Law
Gregory E. Mitchell
Director
- President / CEO, Toot’n Totum Food Stores Petroleum Retailing
Dr. Steven W. Ohnimus
Director
- Retired VP and General Manager, Unocal Indonesia Oil & Gas Operations
Michael C. Ryan
Director
- Partner, Berens Capital Management
International Business and
Finance
Margaret B. Shannon
Director
- Retired VP and General Counsel, BJ Services Co.
- Former Partner, Andrews Kurth LLP
Law and
Corporate Governance
Mino Capossela
Special Board Advisor
- Retired partner Goldman Sachs; Charter Financial Analyst; Private Investor
Finance and
Management
Marlan W. Downey
Special Board Advisor
- Retired President, ARCO International
- Former President, Shell Pecten International
- Past President of American Association of Petroleum Geologists
Oil & Gas Exploration
Wade I. Massad
Special Board Advisor
- Managing Member, Cleveland Capital Management, LLC
- Former EVP Capital Markets, Matador Resources Company
- Formerly with KeyBanc Capital Markets and RBC Capital Markets
Capital Markets
Edward R. Scott, Jr.
Special Board Advisor
- Former Chairman, Amarillo Economic Development Corporation
- Law Firm of Gibson, Ochsner & Adkins
Law, Accounting and Real
Estate Development
W.J. “Jack” Sleeper, Jr.
Special Board Advisor
-
Oil & Gas Executive
Management
Retired President, DeGolyer and MacNaughton (Worldwide Petroleum Consultants)

Proven Management Team – Experienced Leadership

Management Team Background and Prior Affiliations
Industry
Experience
Matador
Experience
Joseph Wm. Foran
Founder, Chairman and CEO
- Matador Petroleum Corporation, Foran Oil Company,
J Cleo Thompson Jr. and Thompson Petroleum Corp.
32 years Since Inception
David E. Lancaster
EVP and COO
- Schlumberger, S.A. Holditch & Associates, Inc., Diamond
Shamrock
33 years Since 2003
Matthew V. Hairford
EVP and Head of Operations
- Samson, Sonat, Conoco 28 years Since 2004
David F. Nicklin
Executive Director of Exploration
- ARCO, Senior Geological Assignments in UK, Angola,
Norway and the Middle East
41 years Since 2007
Bradley M. Robinson
VP, Reservoir Engineering
- Schlumberger, S.A. Holditch & Associates, Inc.,
Marathon
35 years Since Inception
Craig N. Adams
VP and General Counsel
- Baker Botts L.L.P., Thompson & Knight LLP 20 years Since 2012
Kathryn L. Wayne
Controller and Treasurer
- Matador Petroleum Corporation, Mobil 28 years Since Inception
Ryan London
Senior Completion Engineer
Eagle Ford Asset Manager
- Matador Resources Company 9 years Since 2003

Quarterly Performance Metrics Through Q3 2012
Oil and Natural Gas Revenues
($ in mm)
Total Realized Revenues
($ in mm)
Adjusted EBITDA
(1)
($ in mm)
Average Daily Equivalent Production
(BOE/d)
(1)  Adjusted EBITDA is a non-GAAP financial measure. For a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to our net (loss) income and net cash provided by operating activities, see Appendix

Oil and Natural Gas Prices Since January 2011
Natural gas prices have rallied since late April
Oil prices have declined since mid-September
0
1
2
3
4
5
6
7
8
0
20
60
80
100
120
140
160
1/1/2011 4/1/2011 7/1/2011 10/1/2011 1/1/2012 4/1/2012 7/1/2012 10/1/2012
Date
Oil Price
Oil/Gas Price Ratio
Gas Price
40

Adjusted EBITDA Reconciliation
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net (loss)
income and cash provided by operating activities, respectively.
Year Ended December 31,
Nine Months Ended
September 30,
(In thousands)
2007 2008 2009 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Income (Loss):
Net (loss) income ($300) $103,878 ($14,425) $6,377 ($10,309) ($8,568)
Interest expense - - - 3 683 453
Total income tax provision (benefit) - 20,023 (9,925) 3,521 (5,521) (1,152)
Depletion, depreciation and amortization 7,889 12,127 10,743 15,596 31,754 52,799
Accretion of asset retirement obligations 70 92 137 155 209 170
Full-cost ceiling impairment - 22,195 25,244 - 35,673 33,206
Unrealized loss (gain) on derivatives 211 (3,592) 2,375 (3,139) (5,138) 1,149
Stock option and grant expense 205 605 622 824 2,362 (585)
Restricted stock grants 15 60 34 74 44 362
Net loss (gain) on asset sales and inventory impairment - (136,977) 379 224 154 60
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $77,894
Year Ended December 31,
Nine Months Ended
September 30,
(In thousands)
2007 2008 2009 2010 2011 2012
Unaudited Adjusted EBITDA reconciliation to Net Cash Provided by Operating Activities:
Net cash provided by operating activities $7,881 $25,851 $1,791 $27,273 $61,868 $80,325
Net change in operating assets and liabilities 209 (17,888) 15,717 (2,230) (12,594) (3,072)
Interest expense - - - 3 683 453
Current income tax provision (benefit) - 10,448 (2,324) (1,411) (46) 188
Adjusted EBITDA $8,090 $18,411 $15,184 $23,635 $49,911 $77,894
We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operation from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-
cash stock-based compensation expense, including stock option and grant expense and restricted stock and restricted stock units expense, and net gain or loss on asset sales and inventory impairment. Adjusted EBITDA is not a measure of net (loss) income or cash flows as determined by GAAP. Adjusted
EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with GAAP or as an indicator of our operating performance or liquidity.

Adjusted EBITDA Reconciliation (Cont.)
The following table presents our calculation of Adjusted EBITDA and reconciliation of Adjusted EBITDA to the GAAP financial measures of net (loss)
income and cash provided by operating activities, respectively.
(In thousands)
1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012
Unaudited Adjusted EBITDA reconciliation to
Net Income (Loss):
Net income (loss) $ 5,676 $ (984) $ 2,681 $ (996) $ (27,596) $ 7,153 $ 6,194 $ 3,941 $ 3,801 $ (6,676) $ (9,197)
Interest expense - - - 3 106 184 171 222 308 1 144
Total income tax provision (benefit) 2,975 (516) 1,584 (522) (6,906) (46) - 1,430 3,064 (3,713) (593)
Depletion, depreciation and amortization 3,362 3,702 3,868 4,665 7,111 8,180 7,287 9,175 11,205 19,914 21,680
Accretion of asset retirement obligations 38 30 39 48 39 57 62 51 53 58 59
Full-cost ceiling impairment - - - - 35,673 - - - - 33,205 3,596
Unrealized (gain) loss on derivatives (6,093) 2,822 (2,541) 2,674 1,668 (332) (2,870) (3,604) 3,270 (15,114) 12,993
Stock option and grant expense 180 153 133 357 42 117 1,220 983 (374) 41 (252)
Restricted stock grants 6 8 11 49 11 11 14 8 11 150 201
Net (gain)/loss on asset sales and inventory impairment - - - 224 - - - 154 - 60 -
Adjusted EBITDA $ 6,142 $ 5,215 $ 5,776 $ 6,502 $ 10,148 $ 15,324 $ 12,078 $ 12,360 $ 21,338 $ 27,926 $ 28,631
(In thousands)
1Q 2010 2Q 2010 3Q 2010 4Q 2010 1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012
Unaudited Adjusted EBITDA reconciliation to
Net Cash Provided by Operating Activities:
Net cash provided by operating activities $ 7,673 $ 29,040 $ (15,322) $ 5,883 $ 12,732 $ 6,799 $ 14,912 $ 27,425 $ 5,110 $ 46,416 $ 28,799
Net change in operating assets and liabilities (1,531) (23,824) 22,509 616 (2,690) 8,386 (3,004) (15,287) 15,920 (18,491) (500)
Interest expense - - - 3 106 184 171 222 308 1 144
Current income tax (benefit) provision - - (1,411) - - (45) (1) - - - ` 188
Adjusted EBITDA $ 6,142 $ 5,215 $ 5,776 $ 6,502 $ 10,148 $ 15,324 $ 12,078 $ 12,360 $ 21,338 $ 27,926 $ 28,631
We believe Adjusted EBITDA helps us evaluate our operating performance and compare our results of operation from period to period without regard to our financing methods or capital structure. We define Adjusted EBITDA as earnings before interest expense, income taxes, depletion, depreciation and amortization, accretion of asset retirement obligations, property impairments, unrealized derivative gains and losses, certain other non-cash items and non-cash stock-based compensation expense, including stock option and grant expense and restricted stock and restricted stock units expense, and net gain or loss on asset sales and inventory impairment. Adjusted
EBITDA is not a measure of net (loss) income or cash flows as determined by GAAP. Adjusted EBITDA should not be considered an alternative to, or more meaningful than, net income or cash flows from operating activities as determined in accordance with GAAP or as an indicator of our operating performance or liquidity.

PV-10 Reconciliation
PV-10 is a non-GAAP financial measure and generally differs from Standardized Measure, the most directly comparable GAAP financial measure, because it does not include the effects of income taxes on future net revenues. PV-10 is not an estimate of the fair market value of our properties. Matador and others in the industry use PV-10 as a measure to compare the relative size and value of proved reserves held by companies and of the potential return on investment related to the companies’ properties without regard to the specific tax characteristics of such entities. The PV-10 at September 30, 2012, December 31, 2011 and
September 30, 2011 may be reconciled to the Standardized Measure of discounted future net cash flows at such dates by reducing PV-10 by the discounted future income taxes associated with such reserves. The discounted future income taxes at September 30, 2012, December 31, 2011 and September 30, 2011 were,
in millions, $29.7, $33.2 and $11.8, respectively.